SOURCE ETF TRUST

SOURCE EURO STOXX 50 ETF
(the “Fund”)

Supplement Dated March 26, 2015

to the currently effective Prospectus and Statement of Additional Information for the Fund

This supplement provides new and additional information beyond that contained in the Prospectus and Statement of Additional Information and should be read in conjunction with those documents.

After careful consideration, and at the recommendation of Exchange Traded Concepts, LLC and Source Exchange Traded Investments LLC, the co-investment advisers to the Fund, the Board of Trustees of Source ETF Trust has approved the termination and liquidation of the Fund pursuant to the terms of a Plan of Liquidation. Accordingly, the Fund is expected to cease operations, liquidate its assets, and distribute the liquidation proceeds to shareholders on or about April 17, 2015 (the “Liquidation Date”).

The last day of trading of shares of the Fund on the NYSE Arca will be April 10, 2015 (the “Last Trading Date”). Between the Last Trading Date and the Liquidation Date, shareholders will not be able to purchase or sell shares in the secondary market.  Prior to the Last Trading Date, shareholders may continue to purchase and sell Fund shares through a broker in the standard manner.  Customary brokerage charges may apply to such transactions.  Effective immediately, the Fund will increase its cash holdings in contemplation of its liquidation. As a result, through the Liquidation Date, the Fund will deviate from its investment objective and strategies, as stated in the Fund’s Prospectus, as it winds up its business and affairs.

On or promptly after the Liquidation Date, the Fund will distribute to its remaining shareholders a liquidating cash distribution equal to the net asset value of the shareholders’ Fund shares as of the close of business on the Liquidation Date.  This amount includes any accrued capital gains and dividends.  Shareholders remaining in the Fund on the Liquidation Date will not be charged any transaction fees by the Fund.  The liquidating cash distribution to shareholders will be treated as payment in exchange for their shares.  The liquidation of Fund shares may be treated as a taxable event.  Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation.

If you would like additional information, call 1-844-3SOURCE.

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